Exhibit 32.1


                         CHIMERA INVESTMENT CORPORATION
                           1211 AVENUE OF THE AMERICAS
                                   SUITE 2902
                            NEW YORK, NEW YORK 10036

                                  CERTIFICATION

                         PURSUANT TO SECTION 906 OF THE

               SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

    In connection with the quarterly report on Form 10-Q of Chimera Investment Corporation (the "Company") for the period ended March 31, 2009 to be filed with Securities and Exchange Commission on or about the date hereof (the "Report"), I, Matthew Lambiase, President, and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:


    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates of, and for the periods covered by, the Report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.


                                        /s/ Matthew Lambiase
                                        Matthew Lambiase
                                        Chief Executive Officer and President
                                        May 7, 2009


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